                                                                    EXHIBIT 32.2

            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Movado Group, Inc. (the "Company") on Form 10-Q for the period ending October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eugene J. Karpovich, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (i)      The Report fully complies with the requirements of section 13
(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2003                              /s/ Eugene J. Karpovich
                                                     ---------------------------
                                                     Eugene J. Karpovich
                                                     Senior Vice President and
                                                     Chief Financial Officer

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.